                               EXHIBIT NO. 10(g)

               Employment Agreement effective February 27, 1991,
                    between the Company and G. Robert Evans

                              EMPLOYMENT AGREEMENT


     EMPLOYMENT AGREEMENT, made and entered into the 22nd day of April, 1991, effective February 27, 1991 (the "Effective Date"), by and between Material Sciences Corporation, a Delaware corporation (the "Company"), and G. Robert Evans of Wayne, Illinois (the "Executive").

     WHEREAS, the Company wishes to employ the Executive as Chairman of the Board, President and Chief Executive officer of the Company, under the terms and conditions hereinbelow set forth; and

     WHEREAS, the Executive wishes to accept such employment under those terms and conditions;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive (the "Parties") agree as follows:

     1.   Term of Employment.
          ------------------
          The term (the "Term") of the Executive's employment hereunder commenced on the Effective Date, and shall continue through February 28, 1994 (the "Termination Date"); provided that (i) the Term shall automatically renew for one year on the Termination Date and each anniversary thereof, unless either Party shall deliver written notice to the other Party, at least one year in advance, of such Party's election not to have the term renewed, (ii) the Term shall terminate upon the Executive's death, Disability (as defined below) or resignation and (iii) the Term may be terminated by the Company at any time for Cause (as defined below) or without Cause.

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     2.   Position, Duties, Responsibilities.
          ----------------------------------
          (a) During the Term, the Executive will serve as President and Chief Executive Officer of the Company, with duties and responsibilities including general supervision, direction and control of the business and affairs of the Company, subject to the control of the Board of Directors of the Company (the "Board"), and such additional duties, consistent with his position, as may be assigned from time to time by the Board. The Executive will devote his full business time, attention and energies to the operations and activities of the Company, except for reasonable vacations and for reasonable periods of illness or incapacity. It is understood that the Executive may need to devote small amounts of time during the first weeks of his employment to concluding certain transactions on behalf of his prior business. It is also understood that the Executive may, with the prior consent of the Board (which consent shall not be unreasonably withheld), serve on the board of directors of one or more other corporations not in competition with the Company and its subsidiaries.

          (b) The Board has appointed Executive to fill a newly created vacancy on the Board and nominated Executive for election as a director at the annual meeting of the Company's stockholders scheduled for June 19, 1991. With respect to all regular elections of directors during the Term, subject to the fiduciary duties of the Board, the Company shall nominate, and use its best efforts to elect, Executive to serve as a member of the Board. Upon the termination of the Term for any reason, Executive shall resign as a direct subsidiaries, as the case may be. During the Term, so long as the Executive shall be a director, Executive shall serve as Chairman of the Board.

     3.   Salary.
          ------
          The Company will pay the Executive a base salary ("Base Salary") at an annual rate of $250,000, payable in accordance with the Company's payroll practices. The Board or the Compensation Committee thereof (the "Compensation Committee") shall review the Base Salary annually for increase, in the sole discretion of the Board or the Compensation Committee, as the case may be.

     4.   Initial Payment.
          ---------------
          In connection with the execution of this Agreement, the Executive has received a payment of $60,000. Such payment is separate from, and in addition to, any compensation otherwise received hereunder.

     5.   Annual Bonus.
          ------------
          The Executive shall participate in the Company's annual bonus program (the "Bonus Program"). His target bonus for the Company's 1992 Fiscal Year, stated as a percentage of salary, will be the target currently provided under the Bonus Program for the chief executive officer. The Compensation Committee will work with the Executive to establish personal performance targets for the Company's 1992 Fiscal Year.

     6.   Equity Opportunity.
          ------------------
          (a)  Restricted Stock.
               ----------------
               (i) The Company hereby grants to the Executive, on the terms, conditions and restrictions set forth in this Section 6(a), 20,000 shares (the "Restricted Shares") of the Company's common stock, $.02 par value ("Stock"). The Executive shall have all the rights of a stockholder with respect to the Restricted Shares (including the right to vote the Restricted Shares

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and the right to receive dividends with respect to the Restricted Shares), except as provided in subsection (ii) below.

               (ii) Except as provided in subsection (iii) below, the Executive may not sell, transfer, assign, pledge or otherwise encumber any of the Restricted Shares (any such disposition or encumbrance being referred to herein as a "transfer"). Any transfer or purported transfer by the Executive of any Restricted Shares shall be null and void and the Company shall not recognize or give effect to such transfer on its books and records or recognize the person to whom such purported transfer has been made as the legal or beneficial holder of such shares. The Restricted Shares shall not be subject to execution, attachment or other process and no person shall be entitled to exercise any rights of the Executive as the holder of such Restricted Shares by virtue of any attempted execution, attachment or other process until the restrictions imposed herein on the transfer of the Restricted Shares lapse as provided in subsection
(iii) below. All certificates representing Restricted Shares shall have endorsed thereon the following legend:

          "The shares represented by this certificate are subject to restrictions on transfer set forth in an Employment Agreement made April 22, 1991, between the Company and the registered holder, a copy of which is on file at the principal office of the Company. Any transfer or purported transfer of the shares represented by this certificate in violation of such Employment Agreement shall be null and void."

The Executive may request the removal of such legend from certificates representing any Restricted Shares as to which the restrictions imposed herein on the transfer of such Restricted Shares have lapsed as provided in subsection
(iii) below.

               (iii) If the Executive's employment with the Company has not been terminated by the Company or the Executive prior to February 27, 1993, the restrictions on transfer imposed by subsection (ii) above shall lapse as of February 27, 1993 with respect to all of the Restricted Shares. In the event that, prior to February 27, 1993, (a) the Company terminates the employment of the Executive without Cause or (b) following a Change in Control (as defined below), the Executive's employment with the Company is terminated by the Executive for Good Reason (as defined below) or by the Company without Cause, the restrictions on transfer imposed by subsection (ii) above shall lapse as of the date of such termination with respect to all of the Restricted Shares. In the event that, prior to February 27, 1993, the Executive's employment with the Company is terminated due to the Executive's Disability, (y) the restrictions on transfer imposed by subsection (ii) above shall lapse as of the date of such termination with respect to 10,000 of the Restricted Shares and (z) the Executive shall forfeit to the Company, on the date of such termination, the other 10,000 of the Restricted Shares. In the event that, prior to February 27, 1993, the Executive's employment with the Company is terminated (including in the event of the death of the Executive) other than as specified in one of the two immediately preceding sentences, the Executive shall forfeit to the Company, on the date on which his employment is terminated, all of the Restricted Shares.

               (iv) In the event of any change in capitalization of the Company which affects the Restricted Shares (such as a stock dividend, a stock distribution, a stock split, a subdivision or combination of shares, or a merger or consolidation to which the Company is a party), the Compensation Committee shall make or cause to be made any proportionate adjustments necessary to reflect such change with respect to the Restricted Shares, notwithstanding that the Restricted Shares are subject to the restrictions on transfer imposed by subsection (ii) above. The decision of the Compensation Committee as to the amount and timing of any such adjustment shall be conclusive.

               (v) Such rights are not subject to execution, attachment or other process and no person shall be entitled to exercise any rights hereunder by virtue of any attempted execution, attachment or other process.

               (vi) The Restricted Shares are being acquired for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended.

          (b)  Stock Options.
               -------------
               The Executive was awarded, on February 27, 1991, options (the "Options") under the Company's 1985 Stock Option Plan for Key Employees (the "1985 Plan") for 80,000 shares of Stock at an exercise price of $11.88 per share subject, in the case of 10,000 of such shares, to the approval of an amendment to Section 2 of the 1985 Plan by the Company's stockholders. To confirm such grant, the Company and the Executive shall execute a Non-Qualified Stock Option Agreement with respect to 36,400 of such shares in the form of Exhibit A attached hereto, a Non Qualified Stock Option Agreement with respect to 10,000 of such shares in the form of Exhibit B attached hereto and an incentive Stock Option Agreement with respect to 33,600 of such shares in the form of Exhibit C attached hereto (collectively, the "option Agreements"). If such amendment to the 1985 Plan is not approved by the Company's stockholders, the Company and the Executive will agree on a mutually satisfactory arrangement to secure the economic benefits of such grant for the Executive.

     7.   Supplemental Pension.
          ---------------------
          In lieu of participation in the Company's Supplemental Pension Plan applicable to other members of senior management, the Executive shall be entitled to a supplemental pension (the "Special Pension"), which, when stated as a single life annuity commencing at age 65, will provide an annual benefit calculated as: (A) (i) the Executive's average Base Salary over the last 12 consecutive months of his employment with the Company times (ii) six percent (6%) times the number of years the Executive is employed by the Company, up to a maximum of five (5) years, reduced by (B) (x) the primary old age benefit payable to the Executive under the Social Security Act, and (y) any benefit payable to the Executive pursuant to any other pension or retirement plan or program of the Company, other than any amounts payable under the Company's Savings and Investment Plan on account of contributions thereunder made by the Executive (but not matching contributions made by the Company or any of its subsidiaries). A partial accrual of 1-1/2 percent (1-1/2%) per fiscal quarter will be credited for purposes of clause (A) (ii) above for any partial year of employment after the third anniversary of the Effective Date. It is understood that the percentage calculated pursuant to clause (A)(ii) above shall never exceed 30%.

          The Executive shall be entitled to receive the Special Pension in any form available under the Company's tax-qualified defined benefit pension plan for salaried employees (the "Company Plan"), adjusted using such actuarial assumptions and interest rates as are in effect under the Company Plan from time to time (the "Plan Methods"). Amounts described in clause (B) above shall also be determined using the Plan Methods.

     8.   Other Benefits.
          --------------
          The Company will provide or make available to the Executive such other benefits and perquisites as are provided to other members of senior management from time to time. These shall include, without limitation, membership dues at a country club, and an automobile to be made available pursuant to the Company's automobile program. The Executive will be reimbursed for all reasonably incurred business expenses properly accounted for.

     9.   Termination of Employment.
          -------------------------
          9.1  Death.
               -----
               In the event the Term is terminated due to the death of the
Executive:
          A. Base Salary accrued to the date of the Executive's death will be paid to the Executive's estate.

          B. Other benefits shall be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the Company, including, without limitation,
     Section 6(a) hereof with respect to the Restricted Shares and the option Agreements with respect to the Options.

          9.2  Disability.
               ----------
          In the event the Term is terminated due to the Executive's Disability (as defined in the Company's long-term disability plan as in effect from time to time):

          A. Base Salary, at the rate in effect on the date of the Executive's termination of employment, will continue to be paid until the Executive begins receiving benefits under the Company's long-term disability plan.

          B. Other benefits will be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the Company, including, without limitation, Section 6(a) hereof with respect to the Restricted Shares and the Option Agreements with respect to the Options.

          9.3  Termination by the Company without Cause.
               ----------------------------------------
          The Company may terminate the Executive's employment at any time without Cause, in which case, except as otherwise provided in section 9.6:

          A. The Executive shall continue to be paid his Base Salary as in effect on the date of termination of employment as follows:

          (i) if termination occurs on or prior to the second anniversary of the Effective Date, during the 12 months from and after the end of the month in which such termination occurs, and

          (ii) if termination occurs thereafter, during the 24 months from and after the end of the month in which such termination occurs.

          B. Medical, hospitalization and any other health benefits shall continue to be provided to the Executive by the Company for: (i) twelve months, if termination occurs on or prior to the second anniversary of the Effective Date, or (ii) twenty-four months, if termination occurs thereafter; provided that the Company shall have no obligation to provide such benefits from and after the date on which the Executive is eligible for comparable coverage under any plan maintained by a successor employer.

          C. Other benefits will be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the

     Company, including, without limitation, Section 6(a) hereof with respect to the Restricted Shares and the Option Agreements with respect to the Options.

          9.4  Termination by the Company for Cause.
               ------------------------------------

               If the Company terminates the Executive's employment for Cause, the Executive shall be entitled only to such Base Salary as is accrued to the date of termination. Other benefits will be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the Company, including, without limitation, Section 6(a) hereof with respect to the Restricted Shares and the Option Agreements with respect to the Options. For purposes of this Agreement, Cause shall mean:

          A.   the Executive's conviction of, or plea of nolo contendere to, a
                                                         ---- ----------
     felony or a crime involving moral turpitude;

          B. the commission by the Executive of an act involving fraud with respect to the Company or any of its subsidiaries;

          C. the Executive's continued willful neglect of duties, after written notice and an opportunity to correct; or

          D. the Executive's gross misconduct in the performance of duties, injurious to the reputation, business or operation of the Company or any of its subsidiaries.

               The Executive must be notified in writing of any termination of his employment for Cause. The Executive will then have the right, within ten days of receipt of such notice, to file a written request for review. In such case, the Executive will be given the opportunity to be heard, personally or by counsel, by the members of the Board who are not then employees of the Company (the "Independent Directors") and a majority of the Independent Directors must thereafter confirm that such termination is for Cause. If the Independent Directors do not provide such confirmation, the termination shall be treated as a termination by the Company without Cause.

          9.5  Termination by the Executive.
               ----------------------------

               The Executive may terminate the Term at any time, in which case the Executive shall be entitled only to such Base Salary, except as otherwise provided in Section 9.6, as is accrued to the date of termination. Other benefits will be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the Company, including, without limitation, Section 6(a) hereof with respect to the Restricted Shares and the Option Agreements with respect to the Options.

          9.6  Certain Terminations of Employment Following a Change in Control.
               ----------------------------------------------------------------

               Following a Change in Control (as defined below), in the event the Term is terminated by the Executive for Good Reason (as defined below) or by the Company without Cause, in lieu of the provisions of Section 9.3 or 9.5:

          A. Executive shall, within ten (10) days, receive a lump sum payment equal to 200% of his Base Salary at the rate in effect on the date of termination of employment.

          B. Medical, hospitalization and any other health benefits shall continue to be provided to the Executive by the Company for twenty-four months; provided that the Company shall have no obligation to provide such benefits from and after the date on which the Executive is eligible for comparable coverage under any plan maintained by a successor employer.

          C. Other benefits will be as set forth herein and as determined under the terms and conditions of any other applicable plans, programs or other coverages maintained by the

     Company, including, without limitation, Section 8 hereof with respect to the Restricted Shares and the Option Agreements with respect to the options.

          Notwithstanding anything herein to the contrary, if any portion of the payments or benefits provided to the Executive under this Agreement and any other plan or program of the Company constitutes a "parachute payment," as such term is defined in Section 28OG(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), such payments and benefits shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code. The determinations to be made with respect to this paragraph shall be made by the Company. If within 30 days after the Company gives the Executive notice that there will be a reduction pursuant to this paragraph, the Executive gives the Company notice that he reasonably objects to such determination, the Parties shall use reasonable efforts to resolve the matter. If the Parties are unable to so resolve such matter within 30 days after the Executive gives such notice, the matter shall be submitted to an accounting firm (the "Auditor") jointly selected by the Company and the Executive. The Auditor shall be a nationally recognized United States public accounting firm that has not during the two years preceding the date of its selection acted, in any way, on behalf of the Company, or any of its subsidiaries. If the Executive and the Company cannot agree on the firm to serve as the Auditor, then the Auditor shall be selected by lot from the "Big Five" nationally recognized United States public accounting firms after eliminating one firm designated as objectionable by each of the Company and the Executive. The fees and expenses of the Auditor shall be paid 50% by the Company and 50% by the Executive. The determination of the Auditor shall be final and binding upon the Parties. If the notice described above is not given by the Executive within such 30 day period, the Company's determination shall be final and binding upon the Parties. If a final and binding determination is made that a reduction in the aggregate of all payments due to the Executive upon a Change in control is required by this paragraph, the Executive shall have the right to specify the portion of such reduction, if any, that will be made under this Agreement and each plan or program of the Company. If the Executive does not so specify within 60 days following the date of such determination, the Company shall determine, in its sole discretion, the portion of such reduction, if any, to be made under this Agreement and each plan or program of the Company.

          For purposes of this Section 9.6, Good Reason shall mean (i) the loss of the Executive's position as either President or Chief Executive officer, or any significant loss of responsibility in connection with such position, or the assignment of duties inconsistent with his position as Chief Executive Officer, (ii) an attempted reduction in the Executive's compensation or benefits, other than a reduction in benefits applicable to all employees of the Company receiving such benefit or to all senior executives of the Company receiving such benefit, or (iii) a relocation of the CompanyFs headquarters, without the Executive's consent, beyond a fifty (50) mile radius of Chicago, Illinois.

          For purposes of this Agreement, Change in Control shall mean (i) any individual, partnership, joint venture, association, trust, company or other entity (including a "group" as defined in section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becomes the owner of more than thirty-five percent (35%) of the outstanding shares of Stock, (ii) the Incumbent Directors, as defined below, cease to constitute a majority of the Board, or (iii) the Company combines with another company, and the shareholders of the Company, determined as of the date immediately before such combination, hold less than fifty percent (50%) of. the total of all voting shares of the entity resulting from such combination outstanding or to be outstanding as a result of the combination; provided, however, that a Change in Control shall not include any such ownership, change in directors or combination if the Executive
(i) receives payments in connection therewith from the Acquiring Person (as defined below), other than payments pursuant to his employment arrangements with the Company as in effect prior to such ownership, change in directors or combination and payments with respect to shares of Stock and Options owned by the Executive on the same terms as payments are made to other stockholders and optionholders of the company, or (ii) owns (not including ownership prior to the commencement of the transactions resulting in the Change in Control of less than one percent of the outstanding stock of any class of an Acquiring Person which is publicly traded) or acquires in connection with such ownership, change in directors or combination (on terms different from those available to other stockholders and optionholders of the Company) equity securities of the Acquiring Person. For purposes of the foregoing, Acquiring Person means the Person or Persons owning such shares, sponsoring such change in directors or combining with the Company, and affiliates of such Person or Persons. "Incumbent Directors" shall mean the directors of the Company on February 26, 1991 who were not then employed by the Company, and any new director whose appointment or election is not opposed in writing by a majority of the then Incumbent Directors.

          Following a Change in Control, the Company's obligation to make the payments described in this Section 9.6 shall be absolute and unconditional and shall not be subject to setoff, counterclaim, recoupment or other defenses or rights the Company may have against the Executive. All amounts payable by the Company under this Section 9.6 shall be paid without notice or demand. Each and every payment made under this Section 9.6 by the Company shall be final and the

Company will not seek to recover all or any part of any such payment from the Executive or other person entitled thereto for any reason whatsoever.

          If there is a termination of the Term after a Change in Control and a good faith dispute arises with respect to the enforcement of the Executive's rights under this Agreement with respect thereto, the Executive shall recover from the Company any reasonable attorney's fees and necessary costs and disbursements incurred as a result of such dispute, regardless of the outcome, together with prejudgment interest on any money judgment or arbitration award obtained by the Executive with respect to such dispute, calculated at the Base Rate of interest announced by Continental Bank, N.A., from time to time, from the date that payments to him should have been made under this Agreement.

     10.  Confidential Information.  The Executive acknowledges that the trade
          ------------------------
secrets and other confidential information and data obtained by him while employed by the Company concerning the business or affairs of the Company and its subsidiaries ("Confidential Information") are the property of the Company or such subsidiary. Therefore, Executive agrees that he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that such matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act or as may be required, upon the advice of counsel, to comply with any lawful request made by a court or other governmental agency. Executive shall deliver to the Company at the termination of the Term, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information or the business of the Company or any subsidiary which he may then possess or have under his control.

       11.  Non-Compete: Non-Solicitation.
            -----------------------------

            (a) Executive acknowledges that in the course of his employment with the Company he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and its Subsidiaries and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that, during the Term and for two years thereafter (one year if the Executive's employment is terminated without Cause on or prior to the second anniversary of the Effective Date) (the "Noncompete Period"), he shall not, directly or indirectly, own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its subsidiaries as such businesses exist or are in process on the date of the termination of the Term, within any geographical area in which the Company or its subsidiaries engage or plan to engage in such businesses. Nothing herein shall prohibit Executive from (i) being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Executive has no active participation in the business of such corporation, or
(ii) with the prior consent of the Board (which consent shall not be unreasonably withheld), serving as a member of the board of directors of any corporation (it being understood that in determining whether or not to grant such consent the Board shall consider, among other factors, the extent to which the members of any such board generally participate in the management of any such corporation).

          (b) During the Noncompete Period, Executive shall not, directly or indirectly through another entity, (i) induce or attempt to induce any employee (other than his secretary) of the

Company or any subsidiary of the Company to leave the employ of the Company or such subsidiary, or in any way interfere with the relationship between the Company or any subsidiary of the Company and any employee thereof, or (ii) induce or attempt to induce any customer, supplier, licensee, partner or other business relation of the Company or any subsidiary of the Company to cease doing business with the Company or such subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee, partner or business relation and the Company or any subsidiary of the Company.

     12.  Payment Limitations.
          -------------------

          Notwithstanding anything contained in this Agreement to the contrary, the Company shall not be obligated to make any payment under this Agreement after the date on which the Executive is in breach of Section 10 or 11 hereof.

     13.  Enforcement.
          -----------

          If, at the time of enforcement of Section 10 or 11 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area. Because the Executive's services are unique and because the Executive has access to Confidential information, the Parties agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violation of, the provisions hereof (without posting a bond or other security).

     14.     Arbitration.
             ------------

          The Parties agree that any controversy or claim arising out of or relating to this Agreement, or the breach of any provision hereof, or the terms or conditions of employment, including whether such controversy or claim is arbitrable, will be settled by arbitration in Chicago, Illinois, in accordance with the rules for commercial arbitration of the American Arbitration Association as in effect at the time a demand for arbitration under the rules is made, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The decision of the arbitrators, including determination of the amount of any damages suffered, will be conclusive, final and binding on the Parties, their heirs, executors, administrators, successors and assigns. Subject to Section 9.6 above, the cost of arbitration incurred by either Party will be borne by that Party unless otherwise determined by the arbitrators.

       15.   Withholding; Other Tax Matters.
             ------------------------------

            Anything to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive, his spouse, his estate or beneficiaries, will be subject to withholding of such amounts relating to taxes as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts in whole or in part, the Company may, in its sole discretion, accept other provisions for payment of taxes as required by law, provided it is satisfied that all requirements of law affecting its responsibilities to withhold such taxes have been satisfied. As a condition precedent to his receipt of the Restricted Shares hereunder, the Executive agrees to pay to the Company at such times as the Committee shall determine such amounts as the Committee shall deem necessary to satisfy any withholding taxes due on income that the Executive recognizes as a result of the lapse of the restrictions described in subsection of Section 6(a) hereof. The Executive has elected, in his sole discretion, not to make an election with the Internal Revenue Service under
Section 83(b) of the Code. Notwithstanding the foregoing, the Parties acknowledge and agree that the Executive is responsible for all federal, state and local income and other taxes payable as a result of any transaction contemplated by this Agreement or any other plan, program or coverage maintained by the Company.

     16.  Assignability; Binding Nature.
          -----------------------------

          This Agreement is binding upon, and will inure to the benefit of, the Parties and their respective successors, heirs, administrators, executors and assigns. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive except that (a) his rights to compensation and benefits hereunder, which rights will remain subject to the limitations of this Agreement, may be transferred by will or operation of law, and (b) his rights under employee benefit plans or programs as described in
Section 8 above, may be assigned or transferred in accordance with such plans, programs or regular practices thereunder. No rights or obligations of the Company under this Agreement may be assigned or transferred except that such rights or obligations may be assigned or transferred by operation of law in the event of a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, provided that the assignee or transferee is the successor to all or substantially all of the assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

     17.  Entire Agreement.
          ----------------

          This Agreement (including the documents referred to herein) contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations, and undertakings, whether written or oral, between the Parties with respect thereto.

     18.  Amendments and Waivers.
          ----------------------

          This Agreement may not be modified or amended except by a writing signed by both Parties. A Party may waive compliance by the other Party with any term or provision of this Agreement, or any part thereof, provided that the term or provision, or part thereof, is for the benefit of the waiving Party. Any waiver will be limited to the facts or circumstances giving rise to the noncompliance and will not be deemed either a general waiver or modification with respect to the term or provision, or part thereof, being waived, or as to any other term or provision of this Agreement, nor will it be deemed a waiver of compliance with respect to any other facts or circumstances then or thereafter occurring.

     19.  Notices.
          -------

          Any notice given hereunder will be in writing and will be deemed given when delivered personally or by courier, or five days after being mailed, certified or registered mail, duly addressed to the Party concerned at the address indicated below or at such other address as such Party may subsequently provide, in accordance with the notice and delivery provisions of this Section 19, such notice and delivery:

          To the Company:

               Material Sciences Corporation
               2300 East Pratt Boulevard
               Elk Grove Village, Illinois 60007
               Attention:  Secretary

          With a copy to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention:  Francis J. Gerlits, P.C.

          To the Executive:

               G. Robert Evans
               P.O. Box 710
               33 West Army Trail Road
               Wayne, Illinois 60184

     20.  Severability.
          ------------

          In the event that any provision or portion of this Agreement will be determined to be invalid or unenforceable for any reason, the remaining provisions or portions of this Agreement will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law.

     21.  Survivorship.
          ------------

          The respective rights and obligations of the Parties hereunder will survive any termination of the Term.

     22.  References.
          ----------

          In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive will be deemed, where appropriate, to refer to his legal representative or, where appropriate, to his beneficiary or beneficiaries.

     23.  Governing Law.
          -------------

          This Agreement will be governed by and construed and interpreted in accordance with the laws of the State of Illinois without reference to the principles of conflicts of law.

     24.  Headings.
          --------

          The headings of Sections contained in this Agreement are for convenience only and will not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

                                    Material Sciences Corporation



                                    By:__________________________________

                                    Its:_________________________________

                                    _____________________________________
                                                G. Robert Evans

                                                                       EXHIBIT A

                         MATERIAL SCIENCES CORPORATION
                         -----------------------------

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

                  (1985 STOCK OPTION PLAN FOR KEY EMPLOYEES)
                  ------------------------------------------

     Material Sciences Corporation, a Delaware corporation (the "Company"), hereby grants to G. Robert Evans (the "Employee"), pursuant to the Material Science Corporation 1985 Stock Option Plan for Key Employees (the "Plan"), an option to purchase from the Company 36,400 shares of its common stock, $.02 par value (the "Common Stock"), at a price of $11.88 per share (the "Option Price"), to be exercisable on the terms and conditions set forth herein. This option shall expire on February 27, 2001 (the "Expiration Date"), subject to earlier expiration in connection with the termination of your employment or your death as provided in paragraphs 1, 2, 8 and 10 below. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 2986, as amended (the "Code"), and will be treated accordingly by the Company and the Employee.

     1. The option to purchase shares hereunder may be exercised only to the extent that it has vested and, except as provided in paragraphs 8 and 10 below, only if on the date of exercise the Employee has been continuously employed by the Company since February 27, 1991. The option shall vest and become exercisable as follows:

          (a) 9,100 shares of Common Stock shall vest on the earlier of (i) February 27, 1993 or (ii) the date on which the price of a share of Common Stock on any domestic securities exchange on which shares Common Stock are listed (the "Trade Price") equals or exceeds $25.00;

          (b) an additional 9,200 shares of Common Stock shall vest on the earlier of (i) February 27, 1994 or (ii) the date on which the Trade Price equals or exceeds $30.00;

          (c) an additional 9,100 shares of Common Stock shall vest on the earlier of (i) February 27, 1995 or (ii) the date on which the Trade Price equals or exceeds $40.00; and

          (d) an additional 9,100 shares of Common Stock shall vest on the earlier of (i) February 27, 1996 or (ii) the date on which the Trade Price equals or exceeds $50.00.

          Except as provided in paragraph 2 below, upon the Employee ceasing to be employed by the Company for any reason (including death or disability), any portion of this option that was not exercisable and not vested on the date of such employment termination shall expire and be forfeited as of such date. Leaves of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") shall not be deemed termination of employment or interruptions of continuous service.

     2. Notwithstanding paragraph 1 above, if, following a Change in Control (as defined below), the employment of the Employee with the Company is terminated by the Employee for Good Reason (as defined below) or by the Company without Cause (as defined below), this option shall vest and become exercisable with respect to a number of shares of Common Stock equal to 50% of the number of shares of Common Stock subject to this option that were not vested on the date of such employment termination. The option with respect to the shares of Common Stock that remain unvested shall expire and be forfeited as of the date of such employment termination. For purposes of this paragraph, Change in Control, Good Reason and Cause shall have the respective meanings assigned to such terms in the Employment Agreement made April __, 1991 by and between the Company and the Employee.

     3. Subject to the limitations herein set forth, exercise of this option shall be by delivery of written notice to the Secretary of the Company in Elk Grove Village, Illinois, specifying the number of shares to be purchased, provided, however, that no fractional shares may be purchased hereunder at any time, and the Company shall not be obligated to make any payment in lieu of fractional shares. Payment shall be made either (i) in cash or by check, bank draft or money order to the order of Material Sciences Corporation (collectively, "cash"), or (ii) with the consent of the Board, in shares of Common Stock (valued as of the date of the notice of exercise) with a value equal to or less than the total option price, plus cash in the amount, if any, by which the total option price exceeds the value of such shares of Common Stock. Payment for shares with respect to options exercised for cash shall be delivered with the notice specifying the number of shares being purchased. Payment for shares with respect to options exercised for Common Stock and cash, if any, shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment in stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee, by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

     4. The Employee hereby represents that any shares which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act; and if requested by the Company, the Employee shall submit a written statement, in form satisfactory to counsel for the Company, to the effect that such representation is true and correct as of the date of purchase of any shares hereunder. As a further condition precedent to the exercise of this option, the Employee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Common Stock and, in connection therewith, shall execute any documents which the Committee shall, in its sole discretion, deem necessary or advisable.

     5. As a condition precedent to the exercise of this option, the Employee shall, if requested by the Company, pay or deliver to the Company (or, in the case of shares of Common Stock, have the Company hold back), in addition to the option price, such amount of cash and/or shares of Common Stock (valued as of the date of exercise) as the Company may be required, under applicable federal, state or local law or regulations, to withhold and pay over as income or other withholding taxes.

     6. Upon the exercise of this option in whole or in part, the Company shall deliver a certificate or certificates representing the number of shares purchased against full payment therefore in the manner set forth in paragraph 3 hereof and the Company shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery, except as otherwise provided in paragraph 5 hereof.

     7. The Employee shall not be entitled to any privileges of ownership with respect to the shares subject to this option unless and until purchased and delivered upon the exercise of this option, in whole or in part.

     8. Subject to paragraph 15 below, if the Employee shall cease to be employed by the Company for any reason other than death, this option may be exercised by the Employee within three months after he ceases to be employed by the Company (12 months if he ceases to be so employed due to total and permanent disability), but in no event after the Expiration Date.

     9. Neither this option nor any rights hereunder may be transferred other than by will or the laws of descent and distribution, and during his lifetime this option shall be exercisable only by the Employee. Any other transfer or any attempted assignment, pledge or hypothecation, whether or not by operation of law, shall be void. This option shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of the Employee hereunder or possess any rights hereunder by virtue of any attempted execution, attachment or other process.

     10. Subject to paragraph 15 below, if the Employee shall die while employed by the Company, within twelve months after ceasing to be employed by the Company due to total and permanent disability or within three months after ceasing to be employed by the Company for any other reason, this option may be exercised at such time and to such extent that the Employee, had he lived, would have been entitled to exercise such option (but in no event after the Expiration Date or the expiration of one year from the date of the Employee's death) either by the person designated in the Employee's will for such purpose or, if no such person is so designated or if the Employee dies intestate, the Employee's personal representative.

     11. The Company shall at all times prior to the Expiration Date reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of shares subject hereto from time to time.

     12. The Company hereby waives any rights it may have under Section 9 of the Plan to repurchase shares of Common Stock purchased upon the exercise of this option.

     13. Upon the occurrence of any of the following events prior to the Expiration Date, this option shall be adjusted as follows:

          (a) in case the number of outstanding shares of Common Stock shall be increased by stock split, stock dividend, recapitalization or other similar relevant change in the capitalization of the Company after the date hereof (which shall not include the sale by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately increased and the option price per share shall be proportionately decreased;

          (b) in case the number of outstanding shares of Common Stock shall be decreased by reverse stock split, combination of shares, recapitalization or other similar relevant change in the capitalization of the Company (which shall not include the purchase or retirement by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately decreased and the option price per share shall be proportionately increased; and

          (c) in case the Company shall be a party to a merger, consolidation or any other reorganization not described in clauses (a) and (b) above, or shall sell all or substantially all of its assets, and pursuant to such transaction the outstanding shares of Common Stock shall be exchanged for other shares or securities of the Company or of another corporation, the Employee shall have the right to purchase, at the aggregate option price provided for in this option and on the same terms and conditions (including with respect to vesting), the kind and number of shares or other securities of the Company or of such other corporation which would have been issuable to him in respect of the number of shares of Common Stock subject to this option immediately prior to the effective date of such transaction if such shares had been then owned by him. The Company agrees to use its best efforts to provide for the preservation of the Employee's rights as described in the second sentence of Section 13 of the Plan.

Any adjustment pursuant to this paragraph 13 shall be effected in a manner such that the difference between the aggregate fair market value of the shares or other securities subject to this option immediately after giving effect to such adjustment and the aggregate option price of such shares or other securities shall be substantially equal to (but shall not be greater than) the difference between the aggregate fair market value of the shares of Common Stock subject to this option immediately prior to such adjustment and the aggregate option price of such shares. The decision of the Board as to the exact manner, amount and tinting of any such adjustment shall be conclusive.

     14. As used in this option, employment by the Company shall include employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of the Company, as such terms are defined in subsections (e) and
(f) of Section 424 of the Code, and employment by any corporation, or a "parent corporation" or "subsidiary corporation" of such corporation, assuming this option, or issuing a stock option in lieu thereof, in a transaction to which
Section 424 (a) of the Code shall apply.

     15. This option is subject to the condition that if at any time the Committee shall reasonably determine, in its discretion, that the listing of the shares subject hereto on any securities exchange, or the registration or qualification of such shares under any federal or state law, or the consent or approval of any regulatory body, shall be necessary or desirable as a condition of , or in connection with, the granting of this option or the purchase or delivery of shares hereunder, this option may not be exercised, in whole or in part, and the shares hereunder may not be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee; provided, however, that to the extent this option is to expire prior to the Expiration Date at a time when this option may not be exercised due to the provisions of this paragraph 15, this option shall continue to be exercisable until the earlier of (i) one month after the date the exercise of this option is not so restricted by this paragraph 15 and (ii) the Expiration Date. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

     16. In no event shall the granting of this option or its acceptance by the Employee give or be deemed to give the Employee any right to continue in the employment of the Company or any of its subsidiaries.

     17. The Committee shall have the right to resolve all questions which may arise in connection with this option or its exercise.

     18. This option shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Employee, acquire any rights under paragraph 10 hereof.

     19. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

     20. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by certified mail with postage and fees prepaid, return receipt requested, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

     21. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

     22. This Agreement shall be governed by and construed under the laws of the State of Illinois.

     23. This option shall be null and void unless the Employee shall accept the same below.

          Dated this _____ day of ____________, 199__.


                                    MATERIAL SCIENCES CORPORATION

                                    By:__________________________________

                                    Its:_________________________________

Accepted this ___ day
---------------------
of _________, 1991.

____________________
   G. Robert Evans

Address: _________________
__________________________
__________________________

                                                                       EXHIBIT B
                                                                       ---------

                         MATERIAL SCIENCES CORPORATION
                         -----------------------------

                     NON-QUALIFIED STOCK OPTION AGREEMENT
                     ------------------------------------

                  (1985 STOCK OPTION PLAN FOR KEY EMPLOYEES)
                  ------------------------------------------

     Material Sciences Corporation, a Delaware corporation (the "Company"), hereby grants to G. Robert Evans (the "Employee"), pursuant to the Material Science Corporation 1985 Stock Option Plan for Key Employees (the "Plan"), an option to purchase from the Company 10,000 shares of its common stock, $.02 par value (the "Common Stock"), at a price of $11.88 per share (the "Option Price"), to be exercisable on the terms and conditions set forth herein. This option shall expire on February 27, 2001 (the "Expiration Date"), subject to earlier expiration in connection with the termination of your employment or your death as provided in paragraphs 1, 2, 8 and 10 below. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will be treated accordingly by the Company and the Employee. Notwithstanding anything to the contrary herein, this option shall become null and void if the Company's stockholders do not approve an amendment to the Plan deleting the second paragraph of Section 2 thereof prior to April 10, 1992.

     1. The option to purchase shares hereunder may be exercised only to the extent that it has vested and, except as provided in paragraphs 8 and 10 below, only if on the date of exercise the Employee has been continuously employed by the Company since February 27, 1991. The option shall vest and become exercisable as follows:

          (a) 2,500 shares of Common Stock shall vest on the earlier of (i) February 27, 1993 or (ii) the date on which the price of a share of Common Stock on any domestic securities exchange on which shares of Common Stock are listed (the "Trade Price") equals or exceeds $25.00;

          (b) an additional 2,500 shares of Common Stock shall vest on the earlier of (i) February 27, 1994 or (ii) the date on which the Trade Price equals or exceeds $30.00;

          (c) an additional 2,500 shares of Common Stock shall vest on the earlier of (i) February 27, 1995 or (ii) the date on which the Trade Price equals or exceeds $40.00; and

          (d) an additional 2,500 shares of Common Stock shall vest on the earlier of (i) February 27, 1996 or (ii) the date on which the Trade Price equals or exceeds $50.00.

          Except as provided in paragraph 2 below, upon the Employee ceasing to be employed by the Company for any reason (including death or disability), any portion of this option that was not exercisable and not vested on the date of such employment termination shall expire and be forfeited as of such date. Leaves of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") shall not be deemed termination of employment or interruptions of continuous service.

     2. Notwithstanding paragraph 1 above, if, following a Change in Control (as defined below), the employment of the Employee with the Company is terminated by the Employee for Good Reason (as defined below) or by the Company without Cause (as defined below), this option shall vest and become exercisable with respect to a number of shares of Common Stock equal to 50% of the number of shares of Common Stock subject to this option that were not vested on the date of such employment termination. The option with respect to the shares of Common Stock that remain unvested shall expire and be forfeited as of the date of such employment termination. For purposes of this paragraph, Change in Control, Good Reason and Cause shall have the respective meanings assigned to such terms in the Employment Agreement made April ___, 1991 by and between the Company and the Employee (the "Employment Agreement").

     3. Subject to the limitations herein set forth, exercise of this option shall be by delivery or written notice to the Secretary of the Company in Elk Grove Village, Illinois, specifying the number of shares to be purchased, provided, however, that no fractional shares may be purchased hereunder at any time, and the Company shall not be obligated to make any payment in lieu of fractional shares. Payment shall be made either (i) in cash or by check, bank draft or money order to the order of Material Sciences Corporation (collectively, "cash"), or (ii) with the consent of the Board, in shares of Common Stock (valued as of the date of the notice of exercise) with a value equal to or less than the total option price, plus cash in the amount, if any, by which the total option price exceeds the value of such shares of Common Stock. Payment for shares with respect to options exercised for cash shall be delivered with the notice specifying the number of shares being purchased. Payment for shares with respect to options exercised for Common Stock and cash, if any, shall be delivered to the Treasurer of the company not later than the end of the third business day after the exercise date. In the case of payment in stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee, by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

     4. The Employee hereby represents that any shares which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act; and if requested by the Company, the Employee shall submit a written statement, in form satisfactory to counsel for the Company, to the effect that such representation is true and correct as of the date of purchase of any shares hereunder. As a further condition precedent to the exercise of this option, the Employee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Common Stock and, in connection therewith, shall execute any documents which the Committee shall, in its sole discretion, deem necessary or advisable.

     5. As a condition precedent to the exercise of this option, the Employee shall, if requested by the Company, pay or deliver to the Company (or, in the case of shares of Common Stock, have the Company hold back), in addition to the option price, such amount of cash and/or shares of Common Stock (valued as of the date of exercise) as the Company may be required, under applicable federal, state or local law or regulations, to withhold and pay over as income or other withholding taxes.

     6. Upon the exercise of this option in whole or in part, the Company shall deliver a certificate or certificates representing the number of shares purchased against full payment therefore in the manner set forth in paragraph 3 hereof and the Company shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery, except as otherwise provided in paragraph 5 hereof.

     7. The Employee shall not be entitled to any privileges of ownership with respect to the shares subject to this option unless and until purchased and delivered upon the exercise of this option, in whole or in part.

     8. Subject to paragraph 15 below, if the Employee shall cease to be employed by the Company for any reason other than death, this option may be exercised by the Employee within three months after he ceases to be employed by the Company (12 months if he ceases to be so employed due to total and permanent disability), but in no event after the Expiration Date.

     9. Neither this option nor any rights hereunder may be transferred other than by will or the laws of descent and distribution, and during his lifetime this option shall be exercisable only by the Employee. Any other transfer or any attempted assignment, pledge or hypothecation, whether or not by operation of law, shall be void. This option shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of the Employee hereunder or possess any rights hereunder by virtue of any attempted execution, attachment or other process.

     10. Subject to paragraph 15 below, if the Employee shall die while employed by the Company, within twelve months after ceasing to be employed by the Company due to total and permanent disability or within three months after ceasing to be employed by the Company for any other reason, this option may be exercised at such time and to such extent that the Employee, had he lived, would have been entitled to exercise such option (but in no event after the Expiration Date or the expiration of one year from the date of the Employee's death) either by the person designated in the Employee's will for such purpose or, if no such person is so designated or if the Employee dies intestate, the Employee's personal representative.

     11. The Company shall at all times prior to the Expiration Date reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of shares subject hereto from time to time.

     12. The Company hereby waives any rights it may have under Section 9 of the Plan to repurchase shares of Common Stock purchased upon the exercise of this option.

     13. Upon the occurrence of any of the following events prior to the Expiration Date, this option shall be adjusted as follows:

          (a) in case the number of outstanding shares of Common Stock shall be increased by stock split, stock dividend, recapitalization or other similar relevant change in the capitalization of the Company after the date hereof (which shall not include the sale by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately increased and the option price per share shall be proportionately decreased;

          (b) in case the number of outstanding shares of Common Stock shall be decreased by reverse stock split, combination of shares, recapitalization or other similar relevant change in the capitalization of the Company (which shall not include the purchase or retirement by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately decreased and the option price per share shall be proportionately increased; and

          (c) in case the company shall be a party to a merger, consolidation or any other reorganization not described in clauses (a) and (b) above, or shall sell all or substantially all of its assets, and pursuant to such transaction the outstanding shares of Common Stock shall be exchanged for other shares or securities of the Company or of another corporation, the Employee shall have the right to purchase, at the aggregate option price provided for in this option and on the same terms and conditions (including with respect to vesting), the kind and number of shares or other securities of the Company or of such other corporation which would have been issuable to him in respect of the number of shares of Common Stock subject to this option immediately prior to the effective date of such transaction if such shares had been then owned by him. The Company agrees to use its best efforts to provide for the preservation of the Employee's rights as described in the second sentence of Section 13 of the Plan.

Any adjustment pursuant to this paragraph 13 shall be effected in a manner such that the difference between the aggregate fair market value of the shares or other securities subject to this option immediately after giving effect to such adjustment and the aggregate option price of such shares or other securities shall be substantially equal to (but shall not be greater than) the difference between the aggregate fair market value of the shares of Common Stock subject to this option immediately prior to such adjustment and the aggregate option price of such shares. The decision of the Board as to the exact manner, amount and timing of any such adjustment shall be conclusive.

     14. As used in this option, employment by the Company shall include employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of the Company, as such terms are defined in subsections (e) and
(f) of Section 424 of the Code, and employment by any corporation, or a "parent corporation" or "subsidiary corporation" of such corporation, assuming this option, or issuing a stock option in lieu thereof, in a transaction to which
Section 424(a) of the Code shall apply.

     15. This option is subject to the condition that if at any time the Committee shall reasonably determine, in its discretion, that the listing of the shares subject hereto on any securities exchange, or the registration or qualification of such shares under any federal or state law, or the consent or approval of any regulatory body, shall be necessary or desirable as a condition of, or in connection with, the granting of this option or the purchase or delivery of shares hereunder, this option may not be exercised, in whole or in part, and the shares hereunder may not be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee; provided, however, that to the extent this option is to expire prior to the Expiration Date at a time when this option may not be exercised due to the provisions of this paragraph 15, this option shall continue to be exercisable until the earlier of (i) one month after the date the exercise of this option is not so restricted by this paragraph 15 and (ii) the Expiration Date. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

     16. In no event shall the granting of this option or its acceptance by the Employee give or be deemed to give the Employee any right to continue in the employment of the Company or any of its subsidiaries.

     17. The Committee shall have the right to resolve all questions which may arise in connection with this option or its exercise.

     18. This option shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Employee, acquire any rights under paragraph 10 hereof.

     19. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

     20. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by certified mail with postage and fees prepaid, return receipt requested, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

     21. This Agreement, together with the Employment Agreement, constitutes the entire agreement of the parties with respect to the subject matter hereof.

     22. This Agreement shall be governed by and construed under the laws of the State of Illinois.

     23. This option shall be null and void unless the Employee shall accept the same below.

          Dated this _____ day of ____________, 199__.


                                           MATERIAL SCIENCES CORPORATION

                                           By:__________________________________
                                           Its:_________________________________

Accepted this ___ day
of _________, 1991.

__________________________
     G. Robert Evans

Address: _________________
__________________________
__________________________

                                                                       EXHIBIT C

                         MATERIAL SCIENCES CORPORATION
                         -----------------------------

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

                  (1985 STOCK OPTION PLAN FOR KEY EMPLOYEES)
                  ------------------------------------------

     Material Sciences Corporation, a Delaware corporation (the "Company"), hereby grants to G. Robert Evans (the "Employee"), pursuant to the Material Science corporation 1985 Stock Option Plan for Key Employees (the "Plan"), an option to purchase from the Company 33,600 shares of its common stock, $.02 par value (the "Common Stock"), at a price of $11.88 per share (the "Option Price"), to be exercisable on the terms and conditions set forth herein. This option shall expire on February 26, 2001 (the "Expiration Date"), subject to earlier expiration in connection with the termination of your employment or your death as provided in paragraphs 1, 2, 8 and 10 below. This option is intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will be treated accordingly by the Company and the Employee.

     1. The option to purchase shares hereunder may be exercised only to the extent that it has vested and, except as provided in paragraphs 8 and 10 below, only if on the date of exercise the Employee has been continuously employed by the Company since February 27, 1991. The option shall vast and become exercisable as follows:

          (a) 8,400 shares of Common Stock shall vast on the earlier of (i) February 27, 1993 or (ii) the date on which the price of a share of Common Stock on any domestic securities exchange on which shares of Common Stock are listed (the "Trade Price") equals or exceeds $25.00;

          (b) an additional 8,400 shares of Common Stock shall vest on the earlier of (i) February 27, 1994 or (ii) the date on which the Trade Price equals or exceeds $30.00;

          (c) an additional 8,400 shares of Common Stock shall vest on the earlier of (i) February 27, 1995 or (ii) the date on which the Trade Price equals or exceeds $40.00; and

          (d) an additional 8,400 shares of Common Stock shall vest on the earlier of (i) February 27, 1996 or (ii) the date on which the Trade Price equals or exceeds $50.00.

          Except as provided in paragraph 2 below, upon the Employee ceasing to be employed by the Company for any reason (including death or disability), any portion of this option that was not exercisable and not vested on the date of such employment termination shall expire and be forfeited as of such date. Leaves of absence for periods and purposes conforming to the personnel policies of the Company and approved by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board") shall not be deemed termination of employment or interruptions of continuous service.

     2. Notwithstanding paragraph 1 above, if, following a Change in Control (as defined below), the employment of the Employee with the Company is terminated by the Employee for Good Reason (as defined below) or by the Company without Cause (as defined below), this option shall vest and become exercisable with respect to a number of shares of Common Stock equal to 50% of the number of shares of Common Stock subject to this option that were not vested on the date of such employment termination. The option with respect to the shares of Common Stock that remain unvested shall expire and be forfeited as of the date of such employment termination. For purposes of this paragraph, Change in Control, Good Reason and Cause shall have the respective meanings assigned to such terms in the Employment Agreement made April ___, 1991 by and between the Company and the Employee.

     3. Subject to the limitations herein set forth, exercise of this option shall be by delivery of written notice to the Secretary of the Company in Elk Grove Village, Illinois, specifying the number of shares to be purchased, provided, however, that no fractional shares may be purchased hereunder at any time, and the Company shall not be obligated to make any payment in lieu of fractional shares. Payment shall be made either (i) in cash or by check, bank draft or money order to the order of Material Sciences Corporation (collectively, "cash"), or (ii) with the consent of the Board, in shares of Common Stock (valued as of the date of the notice of exercise) with a value equal to or less than the total option price, plus cash in the amount, if any, by which the total option price exceeds the value of such shares of Common Stock. Payment for shares with respect to options exercised for cash shall be delivered with the notice specifying the number of shares being purchased. Payment for shares with respect to options exercised for Common Stock and cash, if any, shall be delivered to the Treasurer of the Company not later than the end of the third business day after the exercise date. In the case of payment in stock, such payment shall be made by delivery of the necessary share certificates, with executed stock powers attached, to the Treasurer of the Company or, if such certificates have not yet been delivered to the optionee, by written notice to the Treasurer of the Company requesting that the shares represented by such certificates be applied toward payment as hereinabove provided.

     4. The Employee hereby represents that any shares -which -are not registered under the Securities Act of 1933, as amended (the "Securities Act"), purchased upon exercise of this option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act; and if requested by the Company, the Employee shall submit a written statement, in form satisfactory to counsel for the Company, to the effect that such representation is true and correct as of the date of purchase of any shares hereunder. As a further condition precedent to the exercise of this option, the Employee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance of the Common Stock and, in connection therewith, shall execute any documents which the Committee shall, in its sole discretion, deem necessary or advisable.

     5. As a condition precedent to the exercise of this option, the Employee shall, if requested by the Company, pay or deliver to the Company (or, in the case of shares of Common Stock, have the Company hold back), in addition to the option price, such amount of cash and/or shares of Common Stock (valued as of the date of exercise) as the Company may be required, under applicable federal, state or local law or regulations, to withhold and pay over as income or other withholding taxes.

     6. Upon the exercise of this option in whole or in part, the Company shall deliver a certificate or certificates representing the number of shares purchased against full payment therefore in the manner set forth in paragraph 3 hereof and the Company shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery, except as otherwise provided in paragraph 5 hereof.

     7. The Employee shall not be entitled to any privileges of ownership with respect to the shares subject to this option unless and until purchased and delivered upon the exercise of this option, in whole or in part.

     8. Subject to paragraph 15 below, if the Employee shall cease to be employed by the Company for any reason other than death, this option may be exercised by the Employee within three months after he ceases to be employed by the Company (12 months if he ceases to be so employed due to total and permanent disability), but in no event after the Expiration Date.

     9. Neither this option nor any rights hereunder may be transferred other than by will or the laws of descent and distribution, and during his lifetime this option shall be exercisable only by the Employee. Any other transfer or any attempted assignment, pledge or hypothecation, whether or not by operation of law, shall be void. This option shall not be subject to execution, attachment or other process, and no person shall be entitled to exercise any rights of the Employee hereunder or possess any rights hereunder by virtue of any attempted execution, attachment or other process.

     10. Subject to paragraph 15 below, if the Employee shall die while employed by the Company, within twelve months after ceasing to be employed by the Company due to total and permanent disability or within three months after ceasing to be employed by the Company for any other reason, this option may be exercised at such time and to such extent that the Employee, had he lived, would have been entitled to exercise such option (but in no event after the Expiration Date or the expiration of one year from the date of the Employee's death) either by the person designated in the Employee's will for such purpose or, if no such person is so designated or if the Employee dies intestate, the Employee's personal representative.

     11. The company shall at all times prior to the Expiration Date reserve and keep available, either in its treasury or out of its authorized but unissued shares of Common Stock, the full number of shares subject hereto from time to time.

     12. The Company hereby waives any rights it may have under Section 9 of the Plan to repurchase shares of Common Stock purchased upon the exercise of this option.

     13. Upon the occurrence of any of the following events prior to the Expiration Date, this option shall be adjusted as follows:

          (a) in case the number of outstanding shares of Common Stock shall be increased by stock split, stock dividend, recapitalization or other similar relevant change in the capitalization of the Company after the date hereof (which shall not include the sale by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately increased and the option price per share shall be proportionately decreased;

          (b) in case the number of outstanding shares of Common Stock shall be decreased by reverse stock split, combination of shares, recapitalization or other similar relevant change in the capitalization of the Company (which shall not include the purchase or retirement by the Company of shares of Common Stock or securities convertible into such shares), the number of shares which may thereafter be purchased hereunder shall be proportionately decreased and the option price per share shall be proportionately increased; and

          (c) in case the Company shall be a party to a merger, consolidation or any other reorganization not described in clauses (a) and (b) above, or shall sell all or substantially all of its assets, and pursuant to such transaction the outstanding shares of Common Stock shall be exchanged for other shares or securities of the Company or of another corporation, the Employee shall have the right to purchase, at the aggregate option price provided for in this option and on the same terms and conditions (including with respect to vesting), the kind and number of shares or other securities of the Company or of such other corporation which would have been issuable to him in respect of the number of shares of Common Stock subject to this option immediately prior to the effective date of such transaction if such shares had been then owned by him. The Company agrees to use its best efforts to provide for the preservation of the Employee's rights as described in the second sentence of Section 13 of the Plan.

Any adjustment pursuant to this paragraph 13 shall be effected in a manner such that the difference between the aggregate fair market value of the shares or other securities subject to this option immediately after giving effect to such adjustment and the aggregate option price of such shares or other securities shall be substantially equal to (but shall not be greater than) the difference between the aggregate fair market value of the shares of Common Stock subject to this option immediately prior to such adjustment and the aggregate option price of such shares. The decision of the Board as to the exact manner, amount and timing of any such adjustment shall be conclusive.

     14. As used in this option, employment by the Company shall include employment by a corporation which is a "parent corporation" or a "subsidiary corporation" of the Company, as such terms are defined in subsections (e) and
(f) of Section 424 of the Code, and employment by any corporation, or a "parent corporation" or "subsidiary corporation" of such corporation, assuming this option, or issuing a stock option in lieu thereof, in a transaction to which
Section 424(a) of the Code shall apply.

     15. This option is subject to the condition that if at any time the Committee shall reasonably determine, in its discretion, that the listing of the shares subject hereto on any securities exchange, or the registration or qualification of such shares under any federal or state law, or the consent or approval of any regulatory body, shall be necessary or desirable as a condition of, or in connection with, the granting of this option or the purchase or delivery of shares hereunder, this option may not be exercised, in whole or in part, and the shares hereunder may not be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee; provided, however, that to the extent this option is to expire prior to the Expiration Date at a time when this option may not be exercised due to the provisions of this paragraph 15, this option shall continue to be exercisable until the earlier of (i) one month after the date the exercise of this option is not so restricted by this paragraph 15 and (ii) the Expiration Date. The Company agrees to make every reasonable effort to effect or obtain any such listing, registration, qualification, consent or approval.

     16. In no event shall the granting of this option or its acceptance by the Employee give or be deemed to give the Employee any right to continue in the employment of the Company or any of its subsidiaries.

     17. The Committee shall have the right to resolve all questions which may arise in connection with this option or its exercise.

     18. This option shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Employee, acquire any rights under paragraph 10 hereof.

     19. The parties agree to execute such further instruments and to take such further actions as may reasonably be required to carry out the intent of this Agreement.

     20. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post office, by certified mail with postage and fees prepaid, return receipt requested, addressed to the other party hereto at his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days advance written notice to the other party.

     21. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

     22. This Agreement shall be governed by and construed under the laws of the State of Illinois.

     23. This option shall be null and void unless the Employee shall accept the same below.

          Dated this ____ day of _____________, 1991.


                                    MATERIAL SCIENCES CORPORATION



                                    By:__________________________________

                                    Its:_________________________________

Accepted this ___ day
of _________, 1991

___________________________
     G. Robert Evans

Address:____________________
____________________________
____________________________